VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 396
                   INSURED MUNICIPALS INCOME TRUST, SERIES 451

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 4, 2002

         Notwithstanding anything to the contrary in the prospectus, any Underwriter that purchases at least 1,000 Units of the Trust from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to $40.00 per Unit.

Supplement Dated: September 5, 2002